AMENDMENT NO. 2
TO
COOPERATION AGREEMENT
This

Amendment

No. 2

(this

“Amendment”)

to

Cooperation

Agreement

dated

as

of
March 22, 2022, is by and between Net 1 UEPS Technologies, Inc., a Florida corporation (the
“Company”), and Value

Capital Partners (Pty) Ltd.

(Registration number 2016/242305/07),

a
South

African private

company

(“VCP,”

and together

with the

Company,

the “Parties,”

and
each, a “Party”).
RECITALS
WHEREAS,

the

Parties

have

entered

into

a

Cooperation

Agreement

dated

as

of
May 13, 2020, which was amended by Amendment No. 1 on

December 9, 2020 (as heretofore
amended,

amended

and

restated,

supplemented

or

otherwise

modified

from

time

to

time

in
accordance with its provisions, the “Agreement”); and

WHEREAS,

the

Parties

hereto

desire

to

amend

the

Agreement

to

(i)

permit

VCP

to
acquire the Company’s securities pursuant

to that certain

Securities Purchase Agreement dated
as of March 14,

2022, by and

among the Company,

Net1 Applied Technologies

South Africa
Proprietary Limited and VCP and (ii) modify certain standstill provisions related thereto.
NOW,

THEREFORE, in

consideration of

the foregoing

and other

good and

valuable
consideration, the receipt and sufficiency of

which are hereby acknowledged, the Parties

agree
as follows:
1.
Definitions.

Capitalized terms

used and

not defined

in this

Amendment have
the respective meanings assigned to them in the Agreement.
2.
Amendments to

Section 2 of

the Agreement.

As of

the date

hereof, Section 2
of the Agreement is hereby amended or modified as follows:
(a)
Section 2(b)

of

the

Agreement

is

hereby

amended

and

restated

in

its
entirety as follows:
“(b) except following approval of the Board,

purchase or cause to be purchased
or

otherwise acquire

(i)

beneficial ownership

of

any

Common

Stock

or

other
Securities

of

the

Company

(other

than

securities

issued

pursuant

to

a

plan
established

by

the

Board

for

members

of

the

Board

or

a

stock

split,

stock
dividend or

similar corporate

action initiated

by the

Company with

respect to
any securities

beneficially owned

by VCP),

if immediately

after the

taking of
such action, VCP together with

its controlled and controlling

Affiliates would,
in

the

aggregate,

beneficially

own

more

than

24.9%

of

the

then

outstanding
shares of

Common Stock, or

(ii) interests

in any

of the

Company's indebtedness;
provided, however that

the foregoing purchase

and acquisition

limitation shall
not any apply to any shares of Common Stock acquired pursuant to that certain
Securities Purchase Agreement dated

as of March 14,

2022, by and among

the
Company,

Net1

Applied

Technologies

South

Africa

Proprietary

Limited

and
VCP;”

(b)
The two paragraphs

at the end

of Section 2 of the

Agreement, beginning
with

the

words,

“In

the

event

that . . .

.”

are

hereby

amended

and

restated

in

their
entirety as follows:
“Notwithstanding

anything

to

the

contrary

herein,

nothing

in

this

Agreement
shall

restrict

(i)

VCP’s

ability

to

vote,

transfer

or

hedge

any

Common

Stock
beneficially owned by it or (ii) the New Nominee from taking any action in his or her capacity as a director of the Company in a manner consistent with his or
her fiduciary duties to the Company,

and the taking of any such action by

such
individuals shall not be a breach of this Agreement.”
3.
Date of Effectiveness; Limited Effect.

This Amendment shall be deemed as of
the date first written above.

Except as expressly provided in this Amendment, all of the terms and provisions

of the

Agreement are

and will

remain in

full force

and effect

and are

hereby
ratified

and

confirmed

by

the

Parties.

Without

limiting

the

generality

of

the

foregoing,

the
amendments contained herein will

not be construed as

an amendment to or

waiver of any other
provision of the

Agreement or as a

waiver of or consent

to any further or

future action on the
part of either

Party that

would require the

waiver or

consent of the

other Party.

On and after
the

date

hereof,

each

reference

in

the

Agreement

to

“this

Agreement,”

“the

Agreement,”
“hereunder,”

“hereof,” “herein,”

or words of like import, and each reference to the Agreement in any other

agreements, documents, or

instruments executed and

delivered pursuant to,

or in
connection with, the

Agreement, will

mean and

be a

reference to

the Agreement

as amended
by this Amendment.
4. Miscellaneous.
(a)
This Amendment is governed by and

construed in accordance with, the
laws of the

State of New York, without regard to

the conflict of

laws provisions of such
State.
(b) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.
(c)
The headings

in this

Amendment are

for reference only

and do

not affect
the interpretation of this Amendment.
(d)
This

Amendment

may

be

executed

in

counterparts,

each

of

which

is
deemed an original, but all of which constitute

one and the same agreement.

Delivery
of an

executed counterpart

of this

Amendment electronically

or by

facsimile shall

be
effective as delivery of an original executed counterpart of this Amendment.
(e) This Amendment constitutes the sole and entire agreement between the
Parties with respect to the subject matter

contained herein, and supersedes all prior and
contemporaneous

understandings,

agreements,

representations,

and

warranties,

both
written and oral, with respect to such subject matter.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed

this Amendment as of the date first
written above.
NET 1 UEPS TECHNOLOGIES, INC.
By: /s/ Alex M.R. Smith

Name:

Alex M.R. Smith
Title: Chief Accounting Officer
VALUE

CAPITAL PARTNERS
(PTY) LTD.
By: /s/ Sam Sithole

Name:

Sam Sithole
Title: CEO